Taxation	3 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
Taxation

3. Taxation

We account for income taxes in interim periods pursuant to the provisions of ASC 740, Income Taxes. Under this method, our provision for or benefit from income taxes is computed by applying an estimated annual effective tax rate to the year to date pre-tax book income and the effects of any discrete income tax items are recognized in the periods in which they occur.

Our effective tax rate for the three months ended March 31, 2024 was 70.5%. The difference between our effective tax rate and the U.K. statutory rate of 25% for the three months ended March 31, 2024 was primarily the result of changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards.

Our effective tax rate for the three months ended March 31, 2023 was abnormal due to near break-even year-to-date pre-tax income in relation to discrete items. The difference between our effective tax rate and the U.K. statutory rate of 23.5% for the three months ended March 31, 2023 was primarily driven by these discrete items recorded during the quarter, in addition to fair value movements on warrants which are not subject to tax and changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards.

On December 12, 2022, the European Union ("EU") Member States agreed in principle on the introduction of a global minimum tax rate of 15%. On December 15, 2022, the written procedure for formal adoption of a directive was signed, and transposed into the national law of EU Member States with effectiveness beginning January 1, 2024. The application of the minimum tax rate did not have a material impact on the Company’s consolidated financial statements.